Exhibit 10.4

INVESTOR RIGHTS AGREEMENT

(AMENDED AND RESTATED AS OF DECEMBER 22, 2011)

This Amended and Restated Investor Rights Agreement (this “Agreement”) is made as of December 22, 2011 by and among Acceleron Pharma Inc., a Delaware corporation (the “Corporation”) and the parties listed on Exhibit A hereto (the “Investors”).

WHEREAS, the Corporation and certain of the Investors (the “Existing Investors”) are parties to that certain Amended and Restated Investor Rights Agreement dated as of June 10, 2010 (the “Prior Agreement”).

WHEREAS, the Existing Investors executing signature pages hereto hold at least two-thirds in voting power of the outstanding shares of Preferred Stock (as such capitalized term is defined in the Prior Agreement) and Common Stock issued upon conversion of Preferred Stock and therefore may validly join with the Corporation to amend the terms of the Prior Agreement pursuant to Section 8.2 thereof.

WHEREAS, in connection with the sale by the Corporation of Series F Convertible Preferred Stock to certain of the Investors as of the date hereof, the Existing Investors and the Corporation desire to amend and restate the Prior Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

SECTION 1.  Definitions.  As used herein, the following terms not otherwise defined herein shall have the following meanings:

(a)         “Affiliate” of any person shall mean any general or limited partner of any such person that is a partnership, member of any such person that is a limited liability company or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such person, including any person or entity having the same investment manager or general partner as such person.

(b)         “Certificate of Incorporation” shall mean the Corporation’s Certificate of Incorporation, as it may be amended from time to time.

(c)         “Common Stock” shall mean the Common Stock, $.001 par value per share, of the Corporation.

(d)         “Common Stock Director” shall have the meaning set forth in the Voting Agreement.

(e)         “Designated Board Observer” shall mean any representative designated by Celgene or Alkermes, as applicable, to attend the meetings of the Corporation’s Board of Directors in a nonvoting capacity pursuant to Section 4.14.

(f)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(g)         “Founder” shall mean John Knopf.

(h)         “GAAP” shall mean United States generally accepted accounting principles.

(i)          “Intellectual Property Rights” shall mean all patents, trademarks, service marks, trade names, copyrights, inventions, trade secrets, know-how, proprietary processes and formulae, applications for patents, trademarks, service marks and copyrights, and other industrial and intellectual property rights.

(j)          “Majority Directors Vote” shall mean the affirmative vote of the Board of Directors of the Corporation which includes the affirmative vote of a majority of the Preferred Stock Directors then in office.

(k)         “Option Plan” shall mean the Corporation’s (a) 2003 Stock Option and Restricted Stock Plan or (b) any other stock or employee, consultant or director compensation arrangement (including but not limited to individual option agreements and restricted stock agreements) approved by a Majority Directors Vote.

(l)          “Originally Purchased Shares” shall mean the total number of shares of Preferred Stock purchased by the Investors at one or more closings under their respective Preferred Stock purchase agreements (or the Common Stock issuable upon conversion of such Preferred Stock).

(m)        “Outside Director” shall mean any director of the Corporation that is not an employee of the Corporation.

(n)         “Preferred Stock” shall mean the Corporation’s Series A Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series B Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series C Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series C-1 Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series D Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series D-1 Convertible Preferred Stock, par value $.001 per share, the Corporation’s Series E Convertible Preferred Stock, par value $.001 per share, and the Corporation’s Series F Convertible Preferred Stock, par value $.001 per share.

(o)         “Preferred Stock Directors” shall mean the directors of the Corporation elected solely by the holders of Preferred Stock under the Certificate of Incorporation.

(p)         “Qualified Public Offering” shall mean a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Corporation that results in an automatic conversion of all outstanding shares of Preferred Stock.

(q)         “Securities Act” shall mean the Securities Act of 1933, as amended.

(r)          “Subsidiary” shall mean any corporation, association, trust, partnership, limited liability company, limited liability partnership, joint venture or other entity, a majority of the outstanding equity interest of which is owned, directly or indirectly, by the Corporation.

(s)          “Voting Agreement” means the Amended and Restated Voting Agreement, dated the date hereof, by and among the Corporation, the other parties hereto and certain other parties.

SECTION 2.  Management of the Corporation.  Subject to the limitations set forth in Section 2.4, the Corporation covenants with the Investors as follows:

2.1          Access to Records; Inspection.  The Corporation agrees to afford to the Investors and their respective employees, counsel and other authorized representatives, as well as to the Preferred Stock Directors, upon reasonable prior request, free and full access, during normal business hours, (i) to examine all books and records and (ii) at the Investors’ expense, to visit and inspect any of the properties of the Corporation and to meet and discuss the affairs, finances and accounts of the Corporation with all officers of the Corporation and those other employees of the Corporation having responsibility for financial or accounting matters generally, for any reasonable purpose whatsoever; provided, however, that the Corporation shall not be obligated pursuant to this Section 2.1 to provide access to any information if the Corporation believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege; provided further that

(a)         Celgene Corporation (“Celgene”) and its respective employees, counsel and other authorized representatives shall have no such right or access with respect to clause (ii) above;

(b)         Celgene and its respective employees, counsel and other authorized representatives shall not be entitled to access any of the books and records of the Corporation to the extent the information contained in such books and records would be permitted to be withheld from Celgene’s Board Observer pursuant to Section 4.14, in which case Celgene shall have the right, not more than once in any twelve month period, upon reasonable prior request, to cause a third party reasonably acceptable to the Corporation to examine such withholdable information under an agreement of confidentiality prohibiting the disclosure of any such withholdable information to Celgene and its respective employees, counsel and other authorized representatives;

(c)         Alkermes, Inc. (the “Series D-1 Investor”) and its respective employees, counsel and other authorized representatives shall have no such right or access with respect to clause (ii) above; and

(d)         the Series D-1 Investor and its respective employees, counsel and other authorized representatives shall not be entitled to access any of the books and records of the Corporation to the extent (A) that the Corporation believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege or (B) the Board of Directors of the Corporation determines in good faith that any of the following circumstances apply:  (i) the information contained in such books and records contains highly confidential proprietary information of the Corporation; (ii) the information contained in such books and records relates to the Corporation’s relationship with the Series D-1 Investor or any of its Affiliates; (iii) the Corporation and the Series D-1 Investor have conflicting interests relating to the information contained in such books and records; or (iv) access of the Series D-1 Investor to the information contained in such books and records would (x) violate the Corporation’s obligations with respect to confidential proprietary information of third parties, (y) adversely affect the ability of the Corporation to successfully negotiate any ongoing or potential business transactions or relationships, or (z) adversely affect the competitive position of the Corporation or its business, in which case (B) above, the Series D-1 Investor shall have the right, not more than once in any twelve month period, upon reasonable prior request, to cause a third party reasonably acceptable to the Corporation to examine such withholdable information under an agreement of confidentiality prohibiting the disclosure of any such withholdable information to such Series D-1 Investor and its respective employees, counsel and other authorized representatives.

2.2          Financial Reports.  The Corporation agrees to furnish each of the Investors with the following:

2.2.1       Monthly Summaries.  Within 30 days after the end of each month, a financial summary of the revenues, expenses and cash flows of the Corporation for such month, together with a statement of cash balance and headcount as of the end of such month.

2.2.2       Quarterly Reports.  Within 45 days after the end of each fiscal quarter, an unaudited consolidated financial report of the Corporation, which report shall be prepared in accordance with (GAAP) (except that it may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto which may be required in accordance with GAAP) and be certified by either the Chief Executive Officer or the Chief Financial Officer of the Corporation to have been so prepared, and which shall include the following:

(a)         an income statement for such quarter, together with a cumulative income statement from the first day of the then-current fiscal year to the last day of such quarter;

(b)         a balance sheet as of the last day of such quarter;

(c)         a statement of cash flows for such quarter; and

(d)         a comparison between the actual figures for such quarter, the comparable figures for the prior year (if any) and the comparable figures included in the Budget (as defined below) for such quarter, with an explanation of any material differences between them.

2.2.3       Annual Reports.  As soon as reasonably practicable after the end of each fiscal year of the Corporation, preliminary financial statements of the Corporation, and promptly after the Corporation’s Board of Directors receives audited financial statements, such audited financial statements of the Corporation, which preliminary and audited financial statements shall (a) include an income statement for such fiscal year, a balance sheet as of the last day thereof, and statements of stockholders’ equity and cash flows for such fiscal year, and (b) each be prepared in accordance with GAAP.  The audited financial statements shall be certified by independent certified public accountants of recognized international standing reasonably satisfactory to the Investors and shall be accompanied by such accountants’ annual management letter.

2.2.4       Consolidated Financial Statements.  If for any period the Corporation shall have any subsidiary whose accounts are consolidated with those of the Corporation, then in respect of such period the financial statements delivered pursuant to the foregoing Sections 2.2.2 and 2.2.3 shall be the consolidated and consolidating financial statements of the Corporation and all such consolidated subsidiaries.

2.2.5       Other Reports and Information.  Promptly upon becoming available, copies of all financial statements, reports, notices, press releases, proxy statements and other documents sent by the Corporation to its stockholders or released to the public.

2.3          Budgets and Operating Plans.  At least 30 days prior to the beginning of each fiscal year of the Corporation, the Corporation shall prepare and submit a monthly operating plan of the Corporation for such fiscal year (the “Budget”) to the Board of Directors of the Corporation and the Investors.  The Budget shall be accepted as the Budget for such fiscal year when it has been approved by the Board of Directors of the Corporation.  The Budget shall be reviewed by the Corporation periodically and all changes therein and all material deviations therefrom which are proposed to be made by the Corporation shall be resubmitted to its Board of Directors and the Investors in advance and shall be accepted when approved by, and the Corporation shall not make any such changes or material deviations to or from the Budget without such prior approval of, the Board of Directors of the Corporation.  The Budget shall include an income statement, balance sheet and cash flow information.

2.4          Limitations on Rights of Investors Under Section 2.  So long as at least ten percent (10%) of an Investor’s Originally Purchased Shares are outstanding (including in such number shares of Common Stock issuable, directly or indirectly, upon conversion of the Preferred Stock, and provided further that such minimum numbers of shares to be appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like), the Corporation shall provide the information and access required by Sections 2.1 through 2.3 to such Investor.

2.5          Assignability of Rights of Investors Under Section 2.  The rights of any Investor under this Section 2 may be assigned, in whole or in part, (i) to any partner, member, stockholder or Affiliate of such Investor or (ii) to any assignee of such Investor who acquires at least twenty percent (20%) of the Originally Purchased Shares purchased by such Investor (including in such number shares of Common Stock issuable, directly or indirectly, upon conversion of the Preferred Stock).

SECTION 3.  Right of First Refusal.

3.1          The Corporation hereby grants to each Investor and any permitted assignee of an Investor described in Section 3.9 (each, a “Right Holder”) the right of first refusal to purchase pro rata all (or any part) of any New Securities (as defined below) that the Corporation may, from time to time, propose to sell or issue (the “Basic Amount”).  Each such Right Holder’s pro rata share, for purposes of this right of first refusal, is the ratio of (i) the number of shares of

Common Stock then held of record by, or issuable on conversion of the shares of Preferred Stock then held of record by, such Right Holder to (ii) the sum of the total number of shares of Common Stock issued and outstanding plus the total number of shares of Common Stock issuable upon conversion of the shares of Preferred Stock outstanding at such time.

3.2          “New Securities” shall mean any equity securities of the Corporation, whether now authorized or not, and rights, options, or warrants to purchase said equity securities, and securities of any type whatsoever that are, or may become, convertible into said equity securities; provided, that “New Securities” does not include (i) securities offered to the public pursuant to a Qualified Public Offering; (ii) shares of Common Stock issued or issuable to employees, consultants or directors of the Corporation pursuant to an Option Plan (including shares issued or issuable upon exercise of options already granted); (iii) securities issued in connection with any stock split or stock dividend by the Corporation; (iv) shares of Preferred Stock sold to the Investors pursuant to the Series F Convertible Preferred Stock Purchase Agreement, dated the date hereof; (v) shares of Common Stock issued upon conversion of the Preferred Stock; (vi) securities issued in consideration for the acquisition or licensing of technology or a corporate partnership transaction, if approved by a Majority Directors Vote; (vii) securities issued in equipment leasing or other debt financing transactions, if approved by a Majority Directors Vote; or (viii) securities with respect to which the holders of at least two-thirds in voting power of the then outstanding shares of Preferred Stock and Common Stock held by Right Holders have determined by written instrument to not be deemed to be New Securities hereunder.

3.3          The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange any New Securities unless the Corporation shall deliver to each Right Holder a written notice of any proposed or intended issuance, sale or exchange of New Securities (the “Offer”), which Offer shall (i) identify and describe the New Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the New Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the New Securities are to be offered, issued, sold or exchanged, (iv) notify such Right Holder of any mandatory conversion of such Right Holder’s shares of Preferred Stock that would result from such Right Holder’s failure to purchase its Basic Amount and (v) offer to issue and sell to or exchange with such Right Holder (A) such Right Holder’s Basic Amount, and (B) any additional portion of the New Securities required to be offered to Right Holders hereunder as such Right Holder shall indicate it will purchase or acquire should the other Right Holders subscribe for less than their Basic Amounts (the “Undersubscription Amount”).  Each Right Holder shall have the right, for a period of 30 days following delivery of the Offer, to purchase or acquire, at a price and upon the other terms specified in the Offer, the number or amount of New Securities described above.  The Offer by its terms shall remain open and irrevocable for such 30-day period; provided, that the Corporation may withdraw its offer to issue any New Securities to a third party which withdrawal shall have the effect of terminating the Offer.

3.4          To accept an Offer, in whole or in part, a Right Holder must deliver a written notice to the Corporation prior to the end of the 30-day period of the Offer, setting forth the portion of the Right Holder’s Basic Amount that such Right Holder elects to purchase and, if such Right Holder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Right Holder elects to purchase (the “Notice of Acceptance”).  If the Basic

Amounts subscribed for by all Right Holders are less than the Basic Amounts to which all Right Holders are entitled, then each Right Holder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amount subscribed for, the Undersubscription Amount it has subscribed for; provided, that should the Undersubscription Amounts subscribed for exceed the difference between the Basic Amounts to which all Right Holders are entitled and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Right Holder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Right Holder bears to the total Undersubscription Amounts subscribed for by all Right Holders, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

3.5          The Corporation shall have 90 days from the expiration of the period set forth in Section 3.3 above to issue, sell or exchange all or any part of such New Securities as to which a Notice of Acceptance has not been given by the Right Holders (the “Refused Securities”), but only to the offerees or purchasers (if identified) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are described in the Offer.

3.6          In the event the Corporation shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 3.5 above), then each Right Holder may, at its sole option and in its sole discretion, reduce the number or amount of the New Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the New Securities that the Right Holder elected to purchase pursuant to Section 3.4 above multiplied by a fraction, (i) the numerator of which shall be the number or amount of New Securities the Corporation actually proposes to issue, sell or exchange (including New Securities to be issued or sold to Right Holders pursuant to Section 3.4 above prior to such reduction) and (ii) the denominator of which shall be the amount of all New Securities that the Corporation initially proposed to offer, sell or exchange as described in the Offer.  In the event that any Right Holder so elects to reduce the number or amount of New Securities specified in its Notice of Acceptance, the Corporation may not issue, sell or exchange more than the reduced number or amount of the New Securities unless and until such securities have again been offered to the Right Holders in accordance with Section 3.3 above.

3.7          Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Right Holders shall acquire from the Corporation, and the Corporation shall issue to the Right Holders, the number or amount of New Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.6 above if the Right Holders have so elected, upon the terms and conditions specified in the Offer.  The purchase by the Right Holders of any New Securities is subject in all cases to the preparation, execution and delivery by the Corporation and the Right Holders of a purchase agreement relating to such New Securities and other documents consistent with the terms of the Offer reasonably satisfactory in form and substance to the Right Holders and the Corporation and their respective counsel.

3.8          Any New Securities not acquired by the Right Holders or other persons in accordance with Section 3.5 above may not be issued, sold or exchanged until they are again offered to the Right Holders under the procedures specified in this Agreement.

3.9          This right of first refusal may be assigned, in whole or in part, (i) to any partner, member, stockholder (other than a stockholder of an Investor whose shares are publicly traded) or Affiliate of any Investor or its permitted assignees or (ii) to any assignee of any Investor or its permitted assignees who acquires not less than 250,000 shares of Preferred Stock (or Common Stock issued upon conversion of the Preferred Stock) as appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like.

3.10        This right of first refusal shall terminate upon the earlier of: (i) when less than fifteen percent (15%) of the Originally Purchased Shares remain outstanding; or (ii) upon the closing of a Qualified Public Offering pursuant to Section 6 below.

SECTION 4.  Covenants.  The Corporation covenants with the Investors as follows:

4.1          Keeping of Records and Books of Account.  The Corporation shall keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Corporation and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

4.2          Insurance.  The Corporation shall do or cause to be done all things necessary to preserve and maintain in full force and effect fire, casualty and comprehensive general liability and other liability insurance policies, with extended coverage, on the properties, assets, business and personnel of the Corporation, in amounts deemed adequate by the Corporation and in accordance with the standards of the industry in which the Corporation operates.

4.3          Maintenance of Corporate Existence, etc.  The Corporation will do or cause to be done all reasonable things necessary to preserve and keep in full force and effect the existence and all of the rights (charter and statutory) of the Corporation, subject in all cases to the exercise by the directors of the Corporation of their fiduciary obligations.  The Corporation shall comply in all material respects with the provisions of its Certificate of Incorporation and By-laws.

4.4          Maintenance of Facilities.  The Corporation will maintain and keep in good condition all facilities owned or leased in the conduct of its business and will make all necessary repairs, renewals, replacements, betterments and improvements thereof, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, that nothing in this Section shall prevent the Corporation from discontinuing the lease or maintenance of any such facilities if such discontinuance is, in the good faith judgment of the Chief Executive Officer or the Board of Directors of the Corporation, desirable in the conduct of the business of the Corporation and would not have a material adverse effect on the Corporation.

4.5          Payment of Taxes.  The Corporation will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Corporation or upon the income, profits or properties of the Corporation; and (b) all material liabilities of the Corporation; provided, that the Corporation shall not be required to pay or discharge or cause to be paid or discharged any such tax assessment, liability, or charge, whose amount, applicability or validity is being contested in good faith by appropriate proceedings if adequate reserves therefor have been established in accordance with GAAP.

4.6          Compliance with Applicable Laws.  The Corporation shall conduct its business in compliance in all material respects with all laws and valid requirements of governmental authorities applicable to the conduct of its business or to its properties or assets.

4.7          Employee Agreements.  The Corporation shall cause each person who becomes a consultant or employee of the Corporation subsequent to the date hereof, and who shall have or be proposed to have access to confidential or proprietary information of the Corporation, upon the commencement of such person’s employment by the Corporation, to execute the Corporation’s standard form of employee confidentiality and proprietary information agreement, a copy of which is attached hereto as Exhibit 4.7, or such other form as may be approved by a Majority Directors Vote; provided, that in the case of a key employee of the Corporation (as determined by the Board of Directors of the Corporation), such agreement shall include non-competition and non-solicitation provisions for a period of 12 months and provisions relating to the assignment of intellectual property developed by such key employee, all such provisions to be in form and substance satisfactory to a majority of the Board of Directors of the Corporation, which majority shall include a majority of the Preferred Stock Directors then in office.  The Corporation shall use its best efforts to enforce each such agreement, unless the Board of Directors of the Corporation shall determine otherwise.

4.8          Notice of Litigation and Defaults.  Promptly after the occurrence thereof, the Corporation shall (a) notify each Investor of the initiation of any action, suit, proceeding, or governmental inquiry against the Corporation involving a claim for more than $25,000 or for injunctive relief; and (b) notify the Board of Directors of any default by the Corporation under any agreement for borrowed money in excess of $50,000 or any other material agreement of any kind.  In each case such notice shall be delivered together with a reasonably detailed description of the action taken or proposed to be taken by the Corporation with respect thereto.

4.9          Securities Matters.  The Corporation shall comply in all material respects with all filings required under the Securities Act, the Exchange Act, and any applicable securities laws of any state or other jurisdiction.

4.10        Rule 144A.  The Corporation shall, upon written request of any Investor, provide to such Investor and to any prospective qualified institutional buyer (as defined in Rule 144A promulgated under the Securities Act) designated by such Investor, such financial and other information as such Investor may determine to be necessary to permit compliance with the requirements of Rule 144A in connection with any resale of the Preferred Stock.

4.11        Directors and Officers Insurance.  The Corporation shall maintain insurance covering (a) directors and officers of the Corporation, and (b) to the extent that the same may be obtained without undue cost and expense, the Founder, in each case that is satisfactory to the holders of a majority in interest of the Preferred Stock.

4.12                        Management Rights Letter.  The Corporation shall execute and deliver to each Investor who is or becomes subject to the venture capital operating company requirements of ERISA a Management Rights Letter in the form of the attached Exhibit 4.12.

4.13                        Committees.

4.13.1              Compensation Committee.  The Corporation shall maintain a Compensation Committee of its Board of Directors (the “Compensation Committee”), which shall consist of the Series B Preferred Stock Director (as such term is defined in the Certificate of Incorporation), one Series A Preferred Director (as such term is defined in the Certificate of Incorporation), and one independent, non-executive director.  The Board of Directors of the Corporation shall delegate to the Compensation Committee authority over all forms of compensation to be provided to the executive officers, employees and directors of the Corporation and its subsidiaries, including all bonus, stock and other equity compensation, and authority to act as administrator for the Corporation’s stock plans.

4.13.2              Nominating and Governance Committee.  The Corporation shall maintain a 3-member Nominating and Governance Committee of the Board of Directors, all of which members shall be non-executive directors, to advise the Board of Directors with respect to those steps the Board of Directors should consider to adjust the size and membership of the Board of Directors so that it is optimized to provide guidance to management of the Corporation and to serve the interests of the Corporation’s stockholders as the Corporation continues to advance its product development programs and evaluates a potential public offering of its stock.  The Series B Preferred Stock Director (as such term is defined in the Certificate of Incorporation) shall be appointed to such Nominating and Governance Committee.

4.14                        Observer Rights.  So long as Applied Genomic Technology Capital Fund, L.P., together with its Affiliates (“Flagship”), owns at least 1,000,000 shares of Preferred Stock, or Common Stock issued upon conversion thereof, (such minimum number of shares to be appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like), the Corporation shall allow one representative designated by Flagship to attend all meetings of the Corporation’s Board of Directors in a nonvoting capacity.  So long as Venrock Partners, L.P., together with its Affiliates (“Venrock”), owns at least 1,000,000 shares of Preferred Stock, or Common Stock issued upon conversion thereof, (such minimum number of shares to be appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like), the Corporation shall allow one representative designated by Venrock to attend all meetings of the Corporation’s Board of Directors in a nonvoting capacity.  So long as OrbiMed Advisors, LLC, together with its Affiliates (“OrbiMed”), owns at least 1,000,000 shares of Preferred Stock, or Common Stock issued upon conversion thereof, (such minimum number of shares to be appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like), the Corporation shall allow one representative designated by OrbiMed to attend all meetings of the Corporation’s Board of Directors in a nonvoting capacity.  So long as Bessemer Venture Partners, together with its Affiliates (“Bessemer”), owns at least 750,000 shares of Preferred Stock, or Common Stock issued upon conversion thereof, (such minimum number of shares to be appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like), the Corporation shall allow one representative designated by Bessemer to attend all meetings of the

Corporation’s Board of Directors in a nonvoting capacity.  So long as QVT Fund LP, together with its Affiliates (“QVT”), owns at least 750,000 shares of Preferred Stock, or Common Stock issued upon conversion thereof, (such minimum number of shares to be appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like), the Corporation shall allow one representative designated by QVT to attend all meetings of the Corporation’s Board of Directors in a nonvoting capacity.  So long as MPM BioEquities Master Fund LP, together with its Affiliates (“MPM”), owns at least 1,000,000 shares of Preferred Stock, or Common Stock issued upon conversion thereof, (such minimum number of shares to be appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like), the Corporation shall allow one representative designated by MPM to attend all meetings of the Corporation’s Board of Directors in a nonvoting capacity.  So long as (i) Celgene, together with its Affiliates, owns at least 1,000,000 shares of Preferred Stock, or Common Stock issued upon conversion thereof, (such minimum number of shares to be appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like) and (ii) no officer or other employee of Celgene is otherwise a member of the Corporation’s Board of Directors, the Corporation shall allow one representative designated by Celgene to attend all meetings of the Corporation’s Board of Directors in a nonvoting capacity.  So long as (i) Alkermes, Inc., together with its Affiliates (“Alkermes”), owns at least 1,000,000 shares of Preferred Stock, or Common Stock issued upon conversion thereof, (such minimum number of shares to be appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like) and (ii) no officer or other employee of Alkermes is otherwise a member of the Corporation’s Board of Directors, the Corporation shall allow one representative designated by Alkermes to attend all meetings of the Corporation’s Board of Directors in a nonvoting capacity.  In connection therewith, the Corporation shall give each such representative copies of all notices, consents, minutes and other materials, financial or otherwise, which the Corporation provides to its Board of Directors; provided, however, that if such representative does not, before attending any board meetings, execute and deliver to the Corporation a confidentiality agreement substantially in the form attached hereto as Exhibit 4.14 (or in the case of Alkermes’s Designated Board Observer, a confidentiality agreement substantially in the form of the Confidential Disclosure Agreement between the Corporation and Alkermes, dated December 3, 2009), such representative may be excluded from access to any material or meeting or portion thereof if the Board of Directors of the Corporation determines in good faith that such exclusion is reasonably necessary to protect highly confidential proprietary information of the Corporation or confidential proprietary information of third parties that the Corporation is required to hold in confidence, or for other similar reasons.  Any such representative may also be excluded from access to any material or meeting or portion thereof if the Corporation believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege.  Notwithstanding the foregoing, any Designated Board Observer may be excluded from access to any material or meeting or portion thereof if the Board of Directors of the Corporation determines in good faith that any of the following circumstances apply:  (a) such material or meeting or portion thereof contains highly confidential proprietary information of the Corporation;  (b) the subject of the material or meeting or portion thereof relates to the Corporation’s relationship with the party that has designated such Designated Board Observer or any of such party’s Affiliates;  (c) the Corporation and the party that has designated the Designated Board Observer have conflicting interests relating to any matters scheduled to be discussed or presented at such meeting; or (d) access of the Designated Board

Observer to such material or meeting or portion thereof would (i) violate the Corporation’s obligations with respect to confidential proprietary information of third parties, (ii) adversely affect the ability of the Corporation to successfully negotiate any ongoing or potential business transactions or relationships, or (iii) adversely affect the competitive position of the Corporation or its business.

4.15                        Board Meetings and Expenses of Directors and Board Observers.  The Corporation agrees to hold a meeting of its Board of Directors at such intervals as shall be determined by the Board of Directors.  The Corporation shall promptly reimburse in full each director of the Corporation who is not an employee of the Corporation and each Board observer designated pursuant to Section 4.14 for all of his or her reasonable out-of-pocket fees and expenses incurred by reason of serving as a director of the Corporation or in connection with the business of the Corporation, including but not limited to expenses incurred in attending each meeting of the Board of Directors of the Corporation or any committee thereof.

4.16                        Vesting of Equity Incentives.  Grants of stock options and shares of restricted stock to employees shall, except as otherwise approved by the Compensation Committee, vest at the rate of 25% per year (in an annual increment for the first year and quarterly thereafter over the subsequent thirty-six months) commencing with the start date of employment.  Unless otherwise determined by the Compensation Committee, each grant of restricted stock of the Corporation shall provide that, upon termination of the restricted stock holder’s employment, the Corporation shall have the right to repurchase shares then unvested at the original purchase price paid by the holder thereof.

SECTION 5.  Actions Subject to Approval of Board of Directors.  The Corporation covenants with the Investors that in addition to any other vote required by law or the Corporation’s Certificate of Incorporation or By-Laws, unless approved by a Majority Directors Vote, the Corporation shall not, and the Corporation shall not permit any Subsidiary to:

5.1                               establish or increase the compensation of any executive officer without the approval of the Compensation Committee;

5.2                               grant or issue any stock, stock option or other equity incentive to any officer or employee or director of, or consultant or other service provider to, the Corporation or any Subsidiary without the approval of the Compensation Committee;

5.3                               make, or permit any Subsidiary to make, any loan or advance to, or own any stock or other securities of, any other corporation, partnership, or other entity;

5.4                               enter into or be a party to any transaction with any director, officer or employee of the Corporation or any Subsidiary or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such person, except for transactions contemplated by this Agreement, the Amended and Restated Right of First Refusal and Co-Sale or Amended and Restated Registration Rights Agreement of even date herewith by and among the Corporation and the other parties thereto or the Series F Convertible Preferred Stock Purchase Agreement, dated the date hereof, or made in the ordinary course of business and pursuant to reasonable requirements of the Corporation’s or such Subsidiary’s business and upon fair and reasonable terms that are approved by a Majority Directors Vote;

5.5                               directly or indirectly guarantee or otherwise in any way become liable with respect to the obligations or liabilities of any person or entity, except by endorsement of instruments or items of payment for deposit to the general account of the Corporation or the Subsidiary taking such action; or

5.6                               make any investment, through the direct or indirect holding of securities or otherwise, other than investments in prime commercial paper, money market funds, certificates of deposit in any United States bank having a net worth in excess of $100,000,000 or obligations issued or guaranteed by the United States of America, in each case having a maturity not in excess of two years.

SECTION 6.  Limitation On Rights of Investors.  Section 2 through Section 5 of this Agreement shall terminate and be of no further effect immediately prior to the closing of a Qualified Public Offering.

SECTION 7.  Notices.  All notices, requests, consents and other communications hereunder (“Notices”) to any party shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being sent by first class mail postage prepaid (other than in the case of Notices to or from any non-U.S. resident) or (c) two days after being sent by DHL, Federal Express or other recognized express international courier service:

(a)                           if to the Corporation, to:

Acceleron Pharma Inc.

128 Sidney Street

Cambridge, MA 02139

with a copy to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Attn: Marc Rubenstein

Fax: (617) 951-7050

(b)                           if to the Investors, to their respective addresses set forth on Exhibit A of this Agreement.

SECTION 8.  Miscellaneous.

8.1                               Entire Agreement.  This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

8.2                               Amendments; Waivers.  This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Corporation and Investors holding at least two-thirds in voting power of the then outstanding shares of Preferred Stock, and Common Stock issued upon conversion of Preferred Stock, held by Investors; provided, however, that no rights of an Investor hereunder shall, without its consent, be adversely affected by any such amendment or waiver in any manner in which the rights of other Investors hereunder are not likewise adversely affected; provided, further, that no rights of an Investor under Section 4.14 shall, without its consent, be adversely affected by any such amendment or waiver.  Any amendment or waiver with respect to the right of first refusal contained in Section 3 shall require the written agreement of Right Holders holding at least two-thirds in voting power of the then outstanding shares of Preferred Stock and Common Stock held by Right Holders.

8.3                               Confidentiality.  Each Investor agrees to use the same degree of care as such Investor uses to protect its own confidential information, but in no event less than a commercially reasonable degree of care, to keep confidential and to not use for any purpose other than such Investor’s own internal use to monitor its investment in the Corporation, any information furnished to such Investor pursuant to such Investor’s rights under this Agreement or any other Transaction Document (as such term is defined in the Series F Convertible Preferred Stock Purchase Agreement, dated the date of this Agreement), provided that the Corporation identifies such information as being confidential or proprietary (so long as such information is not in the public domain).  Notwithstanding the foregoing, such Investor may disclose such proprietary or confidential information (i) to any partner, subsidiary, parent or employee of such Investor, or if such Investor is an investment fund, to the management company of such Investor, as long as such partner, subsidiary, parent, employee or management company is advised of and has agreed in writing to be bound by the confidentiality provisions of this Section 8.3 or other restrictions at least as stringent as this Section 8.3; (ii) at such time as it enters the public domain through no fault of such Investor; (iii) that is communicated to it free of any obligation of confidentiality; (iv) that is developed by such Investor or its agents independently of and without reference to any confidential information communicated by the Corporation, as shown by written documents and other competent written evidence;  (v) as required by applicable law, provided that such Investor promptly notifies the Corporation of such required disclosure and takes reasonable steps to minimize the extent of any such required disclosure; or (vi) solely with respect to disclosures by Investors that are investment funds, and which disclosures consist solely of summary financial and business milestone information of the type typically communicated to investors in a venture capital fund, to any affiliated venture capital funds or prospective investors of the Investor as long as such affiliated venture capital fund or prospective investor is advised of and has agreed in writing to be bound by the confidentiality provisions of this Section 8.3 or other restrictions at least as stringent as this Section 8.3.  This Section 8.3 supersedes any confidentiality restrictions of Celgene under the Amended and Restated Confidentiality Agreement by and between Celgene and the Corporation dated January 27, 2009 and the Mutual Confidentiality Agreement by and between Celgene and the Corporation dated January 23, 2009.  Other than as described in the preceding sentence, nothing contained herein is intended to limit Celgene’s right to use and disclose any confidential or proprietary information of the Corporation to the extent the use and disclosure of such confidential or proprietary information is contemplated by the terms of any agreements by and between Celgene and the Corporation that were entered into prior to, and that are in effect on, the date hereof.

8.4                               Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

8.5                               Counterparts.  This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.  Any such counterpart may contain one or more signature pages.  This agreement may be executed by facsimile signatures.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as a contract under seal as of the date first written above.

ACCELERON PHARMA INC.

/s/ John Knopf
John Knopf, Chief Executive Officer

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

POLARIS VENTURE PARTNERS IV, L.P.

BY: POLARIS VENTURE MANAGEMENT CO. IV, L.L.C.
ITS GENERAL PARTNER

POLARIS VENTURE PARTNERS
ENTREPRENEURS’ FUND IV, L.P.

BY: POLARIS VENTURE MANAGEMENT CO. IV L.L.C.
ITS GENERAL PARTNER

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

VENROCK PARTNERS, L.P.,

by its General Partner, Venrock Partners
Management, LLC

VENROCK ASSOCIATES IV, L.P.,

by its General Partner, Venrock Management IV, LLC

VENROCK ENTREPRENEURS FUND IV, L.P.,

by its General Partner, VEF Management IV, LLC

By:	/s/ Authorized Signatory
Name:
Title:

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

ADVANCED TECHNOLOGY VENTURES VII, L.P.		ADVANCED TECHNOLOGY VENTURES VII(C), L.P.
By:	ATV Associates VII, L.L.C.	By:	ATV Associates VII, L.L.C.
	Its General Partner		Its General Partner

By:	/s/ Jean George	By:	/s/ Jean George
Name: Jean George		Name: Jean George
Title: Managing Director		Title: Managing Director

ADVANCED TECHNOLOGY VENTURES VI, L.P.		ATV ALLIANCE 2003, L.P.
By:	ATV Associates VI, L.L.C.	By:	ATV Alliance Associates, L.L.C.
	Its General Partner		Its General Partner

By:	/s/ Jean George	By:	/s/ Jean George
Name: Jean George		Name: Jean George
Title: Managing Director		Title: Managing Director

ADVANCED TECHNOLOGY VENTURES VII(B), L.P.		ATV ENTREPRENEURS VI, L.P.
By:	ATV Associates VII, L.L.C.	By:	ATV Associates VI, L.L.C.
	Its General Partner		Its General Partner

By:	/s/ Jean George	By:	/s/ Jean George
Name: Jean George		Name: Jean George
Title: Managing Director		Title: Managing Director

ATV ENTREPRENEURS VII, L.P.
By:	ATV Associates VII, L.L.C.
Its General Partner

By:	/s/ Jean George
Name: Jean George
Title: Managing Director

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

CELGENE CORPORATION

By:	/s/ Perry Karsen
Name:	Perry Karsen
Title:	Chief Operating Officer

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

ORBIMED PRIVATE INVESTMENTS II, LP		ORBIMED PRIVATE INVESTMENTS II (QP), LP
By:	Orbimed Capital GP II LLC	By:	Orbimed Capital GP II LLC
	its General Partner		its General Partner

By:	/s/ Carl Gordon	By:	/s/ Carl Gordon
Name: Carl Gordon		Name: Carl Gordon
Title: Member		Title: Member

ORBIMED PRIVATE INVESTMENTS II, LP
By:	Orbimed Capital GP II LLC
its General Partner

By:	/s/ Carl Gordon
Name: Carl Gordon
Title: Member

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P.; AGTC ADVISORS FUND, L.P.

Each by: AGTC Partners, L.P., its General Partner

By: NewcoGen Group Inc., its General Partner

By:	/s/ Noubar B Afeyan
Name:	Noubar B Afeyan
Title:	President

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

BESSEMER VENTURE PARTNERS VII L.P.,
BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.

By: Deer VII & Co. L.P., their General Partner
By: Deer VII & Co. Ltd., its General Partner

By:	/s/ J. Edmund Colloton
Name:	J. Edmund Colloton
Title:	Director

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

ALKERMES, INC.

By:	/s/ Michael Landine
Name:	Michael Landine
Title:	Senior Vice President

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP		DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98
By:	Sutter Hill Ventures, L.L.C.	By Robert Yin Under Power of Attorney
its General Partner
		By:	/s/ Robert Yin
David L. Anderson, Trustee
By:	/s/ Jeffrey W. Bird
Name: Jeffrey W. Bird
Title: Managing Director

ANVEST, L.P. By Robert Yin Under Power of Attorney		G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03
By:	/s/ Robert Yin	By Robert Yin Under Power of Attorney
David L. Anderson, Trustee of The Anderson Living
Trust U/A/D 1/22/98, General Partner		By:	/s/ Robert Yin
G. Leonard Baker, Jr., Trustee

SAUNDERS HOLDINGS, L.P.		YOVEST, L.P.
By Robert Yin Under Power of Attorney		By Robert Yin Under Power of Attorney

By:	/s/ Robert Yin	By:	/s/ Robert Yin
G. Leonard Baker, Jr., Trustee of the Baker Revocable Trust U/A/D 2/3/03, General Partner		William H. Younger, Jr., Trustee of The William H. Younger, Jr. Revocable Trust U/A/D 8/5/09, General Partner

WILLIAM H. YOUNGER, JR. TRUSTEE, THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009		DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04
By Robert Yin Under Power of Attorney		By Robert Yin Under Power of Attorney

By:	/s/ Robert Yin	By:	/s/ Robert Yin
William H. Younger, Jr., Trustee

ROOSTER PARTNERS, LP By Robert Yin Under Power of Attorney		GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99
By:	/s/ Robert Yin	By Robert Yin Under Power of Attorney
Tench Coxe, Trustee of The Coxe Revocable Trust U/A/D
4/23/98, General Partner		By:	/s/ Robert Yin
Gregory P. Sands, Trustee

JAMES C. GAITHER, TRUSTEE OF THE GAITHER		TALLACK PARTNERS, L.P.

Signature Page to Investor Rights Agreement

REVOCABLE TRUST U/A/D 9/28/2000		By Robert Yin Under Power of Attorney
By Robert Yin Under Power of Attorney
		By:	/s/ Robert Yin
By:	/s/ Robert Yin	James C. Gaither, Trustee of The Gaither Revocable
James C. Gaither, Trustee		Trust U/A/D 9/28/2000, General Partner

By Robert Yin Under Power of Attorney		RONALD D. BERNAL AND PAMELA M. BERNAL AS TRUSTEES OF THE BERNAL FAMILY TRUST U/D/T 11/3/1995
By:	/s/ Robert Yin	By Robert Yin Under Power of Attorney
James C. Gaither
		By:	/s/ Robert Yin

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97		JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00
By Robert Yin Under Power of Attorney		By Robert Yin Under Power of Attorney

By:	/s/ Robert Yin	By:	/s/ Robert Yin
James N. White, Trustee		Jeffrey W. Bird, Trustee

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST By Robert Yin Under Power of Attorney		MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06
By Robert Yin Under Power of Attorney
By:	/s/ Robert Yin
Andrew T. Sheehan, Trustee		By:	/s/ Robert Yin
Michael L. Speiser, Trustee

MICHAEL L. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12.22.94		PATRICK ANDREW CHEN AND YU-YING CHIU CHEN AS TRUSTEES OF PATRICK AND YING CHEN 2001 LIVING TRUST DATED 3/17/01
By Robert Yin Under Power of Attorney		By Robert Yin Under Power of Attorney

By:	/s/ Robert Yin	By:	/s/ Robert Yin

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98
By Robert Yin Under Power of Attorney

By:	/s/ Robert Yin
Tench Coxe, Trustee

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sheryl W. Casella	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sheryl W. Hossack
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Gregory P. Sands	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Ronald D. Bernal	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne M. Brown (Rollover)
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr.
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover)	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw (Rollover)	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Andrew T. Sheehan
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Narr	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post)	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Pre)
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Rollover)	Wells Fargo Bank, N.A. FBO James N. White Roth IRA
Wells Fargo Bank, N.A. FBO Jeffrey W. Bird Roth IRA	Wells Fargo Bank, N.A. FBO Gregory P. Sands Roth IRA
Wells Fargo Bank, N.A. FBO David E. Sweet Roth IRA

By:	/s/ Thomas M. Thurston
Name: Thomas M. Thurston
Title: Vice President

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

QVT FUND LP,		QUINTESSENCE FUND LP

BY: ITS GENERAL PARTNER, QVT ASSOCIATES GP LLC		BY: ITS GENERAL PARTNER, QVT ASSOCIATES GP LLC

By:	/s/ Keith S. Manchester	By:	/s/ Keith S. Manchester
Name:	Keith S. Manchester	Name:	Keith S. Manchester
Title:	Portfolio Manager	Title:	Portfolio Manager

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

AVALON VENTURES VI, LP		AVALON VENTURES VI, GP FUND, LLC

By:	/s/ Douglas Downs	By:	/s/ Douglas Downs
Name:	Douglas Downs	Name:	Douglas Downs
Title:	Authorized Signer & CFO	Title:	Authorized Signer & CFO

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

MIDCAP FINANCIAL, LLLC,
a Delaware limited liability company

By:	/s/ Luis Viera
Name:	Luis Viera
Title:	Managing Director

Signature Page to Investor Rights Agreement

ACCELERON PHARMA INC.

Investor Rights Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Investor Rights Agreement dated as of December 22, 2011 among Acceleron Pharma Inc. (the “Corporation”) and certain of its shareholders (the “Investor Rights Agreement”), (ii) that it is a party to the Investor Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Investor Rights Agreement.

EXECUTED this 22nd day of December, 2011.

HERCULES TECHNOLOGY II, L.P.

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

Signature Page to Investor Rights Agreement

Exhibit A

Investors

Investor	Address
Bessemer Venture Partners VII L.P.	c/o Bessemer Venture Partners 1865 Palmer Avenue, Suite 104 Larchmont, NY 10538
Bessemer Venture Partners VII Institutional L.P.	c/o Bessemer Venture Partners 1865 Palmer Avenue, Suite 104 Larchmont, NY 10538
Polaris Venture Partners IV, L.P.	1000 Winter Street, Suite 3350 Waltham, MA 02451
Polaris Venture Partners Entrepreneurs’ Fund IV, L.P.	1000 Winter Street, Suite 3350 Waltham, MA 02451
OrbiMed Private Investments II LP	OrbiMed Advisors, LLC Attn: Carl Gordon 767 Third Avenue 30th Floor New York, NY 10017
OrbiMed Private Investments II (QP), LP	OrbiMed Advisors, LLC Attn: Carl Gordon 767 Third Avenue 30th Floor New York, NY 10017
UBS Juniper Crossover Fund, LLC	OrbiMed Advisors, LLC Attn: Carl Gordon 767 Third Avenue 30th Floor New York, NY 10017
Advanced Technology Ventures VII, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Advanced Technology Ventures VII (B), LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Advanced Technology Ventures VII (C), LP	500 Boylston Street, Suite 1380 Boston, MA 02116
ATV Entrepreneurs VII, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Advanced Technology Ventures VI, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
ATV Entrepreneurs VI, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Applied Genomic Technology Capital Fund, L.P.	One Memorial Drive, 7th Floor Cambridge, MA 02142
AGTC Advisors Fund, L.P.	One Memorial Drive, 7th Floor Cambridge, MA 02142
Venrock Partners, L.P.	530 Fifth Avenue, 22nd Floor New York, NY 10036
Venrock Associates IV, L.P.	530 Fifth Avenue, 22nd Floor New York, NY 10036

Venrock Entrepreneurs Fund IV, L.P.	530 Fifth Avenue, 22nd Floor New York, NY 10036
Sutter Hill Ventures, A California Limited Partnership	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
David L. Anderson, Trustee of The Anderson Living Trust U/A/D 1/22/98	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Anvest, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of The Baker Revocable Trust U/A/D 2/3/03	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Saunders Holdings, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Yovest, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Rooster Partners, LP	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement Dated 2/24/99	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
James C. Gaither	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
James C. Gaither, Trustee of The Gaither Revocable Trust U/A/D 9/28/2000	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Tallack Partners, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
James N. White and Patricia A. O’Brien as Trustees of The White Family Trust U/A/D 4/3/97	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. and Christina R. Bird Trust Agreement Dated 10/31/00	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Ronald D. Bernal and Pamela M. Bernal as Trustees of The Bernal Family Trust U/D/T 11/3/1995	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Andrew T. Sheehan and Nicole J. Sheehan as Trustees of Sheehan 2003 Trust	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Michael I. Naar and Diane J. Naar as Trustees of Naar Family Trust U/A/D 12.22.94	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005

Patrick Andrew Chen and Yu-Ying Chiu Chen as Trustees of Patrick and Ying Chen 2001 Living Trust Dated 3/17/01	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust U/A/D 4/23/98	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
William H. Younger, Jr. Trustee, The William H. Younger, Jr., Revocable Trust U/A/D 8/5/2009	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Michael L. Speiser and Mary Elizabeth Speiser, Co-Trustees of Speiser Trust Agreement Dated 7/19/06	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
David E. Sweet and Robin T. Sweet, as Trustees of the David and Robin Sweet Living Trust, dated 7/6/04	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Casella	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr.	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Andrew T. Sheehan	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Pre)	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post)	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Ronald D. Bernal	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Hossack	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne M. Brown	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank N.A. FBO James N. White Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883800 P.O. Box 1450 Minneapolis, MN 55485-759
Wells Fargo Bank N.A. FBO Jeffrey W. Bird Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883700 P.O. Box 1450 Minneapolis, MN 55485-759
Wells Fargo Bank N.A. FBO Gregory P. Sands Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883300 P.O. Box 1450 Minneapolis, MN 55485-759
Wells Fargo Bank N.A. FBO David E. Sweet Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883400 P.O. Box 1450 Minneapolis, MN 55485-7595
MPM BioEquities Master Fund LP	The John Hancock Tower 200 Clarendon Street, 54th floor Boston, MA 02116

QVT Fund LP	c/o QVT Financial LP 1177 Avenue of the Americas 9th Floor New York, NY 10036
Quintessence Fund L.P.	c/o QVT Financial LP 1177 Avenue of the Americas 9th Floor New York, NY 10036
Hercules Technology II, L.P.	400 Hamilton Ave, Suite 310 Palo Alto, CA 94301
Avalon Ventures VI, LP	1134 Kline St La Jolla, CA 92037
Avalon Ventures VI, GP Fund, LLC	1134 Kline St La Jolla, CA 92037
Wylie Vale	1643 Valdes Drive La Jolla, CA 92037
Tom Maniatis	2828 Broadway Apartment 7E New York, NY 10025
Peter Crisp	103 Horseshoe Rd. Mill Neck, NY 11765-1005
Mark Ptashne	9 East 79th St. New York, NY 10075
David Shaw	542 Black Point Rd.. Scarborough, ME 04074
David Molowa	1030 Wychwood Road Westfield, NJ 07090
The Konrad Hans von Emster III and Elizabeth F. von Emster Revocable Trust Dated January 18, 2005	1647 Ralston Ave Belmont, CA 94002
Paul Walker	15 Cervantes Blvd, #306 San Francisco, CA 94123
Vaughn Kailian	1100 Fitzpatrick Lane, PO Box 70 Bodega, CA 94922
Leon Smith	39 Holton Lane Essex Fells, NJ 07021
Michael Kassen 2003 GRAT	c/o Michael M. Kassen 315 North Avenue Westport, CT 06880
Next Chapter Holdings LP	c/o Mark R. Pattis 600 Central Avenue, Suite 205-210 Highland Park, IL 80035
Ropart Investments LLC	Attn: Peter Cawley One East Weaver Street Greenwich, CT 06831
UM Multi-Strategy Fund	c/o Cadogen Management LLC Attn: Kyle Pickens 149 Fifth Avenue, 15th Floor New York, NY 10010
Victor Dzau	4006 Dover Road Durham, NC 27707

Valinco Investments Limited	c/o Denlow Private Trustco Limited 29 Middle Road Devonshire DV 06 Bermuda
DGAM Alternative Strategy Fund LP	Desjardins Global Asset Management Attn: Florent Salmon 1 Complexe Desjardins, South Tower, 25th Floor Montreal, QC H5B 1B3 Canada
DGAM Alternative Strategy Fund II SPC CELL A	Desjardins Global Asset Management Attn: Florent Salmon 1 Complexe Desjardins, South Tower, 25th Floor Montreal, QC H5B 1B3 Canada
Citco Global Custody (NA) N.V. as custodian for Absolutissimo-Cadogan	Attn: Chantel Winkel Schottegatweg Oost 44 Curacao Netherlands Antilles
Alkermes, Inc.	852 Winter Street Waltham, MA 02451
Celgene Corporation	86 Morris Avenue Summit, NJ 07901
MidCap Financial, LLC	7735 Old Georgetown Road Suite 400 Bethesda, MD 20814 Attn: Bob Goodridge

Exhibit 4.7

Form of Confidentiality and Proprietary Information Agreement

EMPLOYEE CONFIDENTIALITY, NON-COMPETITION, AND PROPRIETARY INFORMATION AGREEMENT

AGREEMENT, effective as of                                             , between Acceleron Pharma Inc., a Delaware corporation (the “Company”), and                                             (the “Employee”).

1.                                      Employee will make full and prompt disclosure to the Company of all inventions, improvements, modifications, discoveries, methods, technologies, biological materials, and developments, and all other materials, items, techniques, and ideas related directly or indirectly to the business of the Company (all of which are collectively termed “Intellectual Property” hereinafter), whether patentable or not, made or conceived by Employee or under Employee’s direction during Employee’s employment with the Company, whether or not made or conceived during normal working hours, or on the premises of the Company.

2.                                      Employee agrees that all Intellectual Property, as defined above, shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents and other rights in connection therewith.  Employee hereby assigns to the Company any rights Employee may have or acquire in all Intellectual Property and all related patents, copyrights, trademarks, trade names, and other industrial and intellectual property rights and applications therefore, in the United States and elsewhere.  Employee further agrees that with regard to all future developments of Intellectual Property, Employee will assist the Company in every way that may be reasonably required by the Company (and at the Company’s expense) to obtain and, from time to time, enforce patents on Intellectual Property in any and all countries that the Company may require, and to that end, Employee will execute all documents for use in applying for and obtaining such patents thereon and enforcing the same, as the Company may desire, together with any assignment thereof to the Company or persons designated by the Company, and Employee hereby appoints the Company Employee’s attorney to execute and deliver any such documents or assignments requested by the Company.  Employee’s obligation to assist the Company in obtaining and enforcing patents for Intellectual Property in any and all countries shall continue beyond the termination of Employee’s employment with the Company, but the Company shall compensate Employee at a reasonable, standard hourly rate following such termination for time directly spent by Employee at the Company’s request for such assistance.

3.                                      Employee hereby represents that Employee has no continuing obligation to assign to any former employer or any other person, corporation, institution, or firm any Intellectual Property as described above.  Employee represents that Employee’s performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information acquired by Employee, in confidence or in trust, prior to Employee’s employment by the Company.  Employee has not entered into, and Employee agrees not to enter into, any agreement (either written or oral), which would put Employee in conflict with this Agreement.

4.                                      Employee agrees to assign to the Company any and all copyrights and reproduction rights to any material prepared by Employee in connection with this Agreement, and developed during the term of Employee’s employment with the Company.

5.                                      Employee understands and agrees that a condition of Employee’s employment and continued employment with the Company, is that Employee has not brought and will not bring to the Company or use in the performance of Employee’s duties at the Company any materials or documents rightfully belonging to a former employer which are not generally available to the public.  Employee may bring such materials and documents to the Company provided Employee has obtained written authorization from such former employer for their possession and use.  Accordingly, this is to advise the Company that any materials and/or documents belonging to a former employer and which are not generally available to the public that Employee has brought or will bring to the Company or has used or will use in Employee’s employment are identified in Exhibit A appended to this Agreement, and as to each such item, Employee represents that Employee has obtained prior to the effective date of this Agreement, written authorization for their possession and use in Employee’s employment with the Company.

6.                                      Employee recognizes that the services to be performed by Employee hereunder are special, unique, and extraordinary and that, by reason of Employee’s employment with the Company, Employee may acquire Confidential Information (as hereinafter defined) concerning the operation of the Company, the use or disclosure of which would cause the Company substantial loss and damage which could not be readily calculated and for which no remedy at law would be adequate.  Accordingly, Employee agrees that Employee will not (directly or indirectly) at any time, whether during or after Employee’s employment with the Company:

(i)            knowingly use for any improper personal benefit or for any other reason whatsoever any Confidential Information that Employee may acquire or has acquired by reason of Employee’s employment with the Company, or;

(ii)           disclose any such Confidential Information to any person or entity except (A) in the performance of Employee obligations to the Company hereunder, (B) as required by a court of competent jurisdiction, (C) in connection with the enforcement of Employee rights under this Agreement, or (D) with the prior consent of the Board of Directors of the Company.

As used herein “Confidential Information” includes information with respect to the facilities and methods of the Company, reagents, chemical compounds, cell lines or subcellular constituents, organisms, or other biological materials, trade secrets, and other Intellectual Property, systems, patents and patent applications, procedures, manuals, confidential reports, financial information, business plans, prospects, or opportunities, personnel information, or lists of customers and suppliers; provided, however, that Confidential Information shall not include any information that is known or becomes generally known or available publicly other than as a result of disclosure by Employee which is not permitted as described in clause (ii) above, or the Company discloses to others without obtaining an agreement of confidentiality.

Employee confirms that all Confidential Information is the exclusive property of the Company.  All business records, papers and documents and electronic materials kept or made by Employee relating to the business of the Company which comprise Confidential Information, shall be and remain the property of the Company during the Employee’s employment and at all times thereafter. Upon the termination, for any reason, of Employee’s employment with the Company, or upon the request of the Company at any time, Employee shall deliver to the Company, and shall retain no copies of any written or electronic materials, records and documents made by Employee or coming into Employee possession concerning the business or affairs of the Company and which comprise Confidential Information.

7.                                      During the term of Employee’s employment with the Company and, in the event of a voluntary termination by the Employee for any reason or termination by the Company for cause as determined by the Company’s Board of Directors, for a period of one (1) year after the date of termination of the Employee’s employment with the Company (the “Restricted Period”), the Employee shall not directly or indirectly, for Employee’s own account or for the account of others, as an officer, director, stockholder (other than as the holder of less than 1% of the outstanding stock of any publicly traded company), owner, partner, employee, promoter, consultant, manager or otherwise participate in the promotion, financing, ownership, operation, or management of, or assist in or carry on through proprietorship, a corporation, partnership, or other form of business entity or otherwise which is in competition with the Company within the United States or any other country in which the Company is conducting or is actively seeking or planning to conduct business as of the date of such termination.

During the Restricted Period, the Employee shall not, whether for Employee’s own account or for the account of any other person (excluding the Company):

(i)            solicit or contact in an effort to do business with any person who was or is a customer of the Company during the term of this Assignment or after its termination, or any affiliate of any such person, if such solicitation or contact is for the purpose of competition with the Company; or

(ii)           solicit or induce any of the Company’s employees to leave their employment with the Company or accept employment with anyone else or hire any such employees.

Nothing herein shall prohibit or preclude the Employee from performing any other types of services that are not precluded by this Section 7 for any other person.

Employee has carefully read and considered the provision of this Section (including the Restricted Period, scope of activity to be restrained, and the geographical scope) to be fair and reasonable and are reasonably required for the protection of the interests of the Company, it’s officers, directors, employees, creditors, and shareholders.  Employee understands that the restrictions contained in this Section may limit Employee’s ability to engage in a business similar to the Company’s business, but acknowledges that Employee will receive sufficiently high remuneration and other benefits from the Company hereunder to justify such restrictions.

The Employee shall give prompt notice to the Company of the Employee’s acceptance of employment during the Restricted Period, which notice shall include the name of, the business of, and the position that Employee shall hold with such other employer.

8.                                      In the event that Employee’s employment is transferred by the Company to a subsidiary, affiliated company, or acquiring company (as the case may be), Employee’s employment by such company will, for the purpose of this Agreement, be considered as continued employment with the Company, unless Employee executes an agreement, substantially similar in substance to this Agreement, and until the effective date of said agreement in any such company for which Employee becomes employed.

9.                                      Upon termination of Employee’s employment for any reason, unless such employment is transferred to a subsidiary, affiliated or acquiring company of the Company, Employee agrees to leave with, or return to, the Company all records, drawings, notebooks, and other documents pertaining to the Company’s Confidential Information, whether prepared by Employee or others, and also any equipment, tools, or other devices, owned by the Company, then in Employee’s possession however such items were obtained, and Employee agrees not to reproduce any document or data relating thereto.

10.                               Employee obligations under this Agreement shall survive the termination of Employee’s employment with the Company regardless of the manner of, and reason for, such termination, and shall be binding upon Employee’s heirs, executors, and administrators.

11.                               Prior to entering the employ of the Company, Employee has lawfully terminated employment with all previous employers.  Employee acknowledges that this Agreement does not constitute a contract of employment and does not imply that the Company will continue his or her employment for any period of time.

12.                               As a matter of record, Employee has identified in Exhibit B appended to this Agreement, all Intellectual Property relevant to the subject matter of Employee’s employment with the Company, which has been made or conceived or first reduced to practice by Employee alone or jointly with others prior to Employee’s employment with the company which Employee desires to exclude from Employee’s obligations under this Agreement; and Employee represents that such list is complete.  If there is no such list on Exhibit B, Employee represents that Employee has no such Intellectual Property at the time of execution of this Agreement.

13.                               No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right.  A waiver or consent given by the Company on any one occasion is effect only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

14.                               Employee agrees that in addition to any other rights and remedies available to the Company for any breach or threatened breach by Employee of Employee’s obligations hereunder, the Company shall be entitled to enforcement of Employee’s obligations hereunder by whatever means are at the Company’s disposal, including court injunction.

15.                               The Company may assign this Agreement to any other corporation or entity which acquires (whether by purchase, merger, consolidation or otherwise) all or substantially all of the business and/or assets of the Company.

16.                               If any provision of this Agreement shall be declared invalid, illegal, or unenforceable, then such provision shall be enforceable to the extent that a court deems it reasonable to enforce such provision.  If such provision shall be unreasonable to enforce to any extent, such provision shall be served and all remaining provisions shall continue in full force and effect.

17.                               Employee hereby acknowledges receipt of the Company’s Confidentiality Policy.

18.                               This Agreement shall be effective as of the date set forth below next to Employee’s signature.

19.                               This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts.  Each of the Company and Employee (a) hereby irrevocably submits to the exclusive jurisdiction of the state courts of The Commonwealth of Massachusetts or the United States District Court located in The Commonwealth of Massachusetts for the purpose of any action between the Company and Employee arising in whole or in part under or in connection with this Agreement, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts.  Notwithstanding the previous sentence the Company or Employee may commence any action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Employee has executed this Agreement under seal as of the date set forth above:

BY:
Name of Employee:

ACCEPTED AND AGREED TO:

Acceleron Pharma Inc.

BY:
Name:
Title:

Acceleron Pharma Inc.

EXHIBIT A

TO

CONFIDENTIAL AND PROPRIETARY INFORMATION AGREEMENT

EXHIBIT B

TO

CONFIDENTIAL AND PROPRIETARY INFORMATION AGREEMENT

EMPLOYEE CONFIDENTIALITY AGREEMENT

AGREEMENT, effective as of                                                , between Acceleron Pharma Inc., a Delaware corporation (the “Company”), and                                                      (the “Employee”).

Employee understands and agrees that a condition of Employee’s employment and continued employment with the Company, is that Employee has not brought and will not bring to the Company or use in the performance of Employee’s duties at the Company any materials or documents rightfully belonging to a former employer which are not generally available to the public.  Employee may bring such materials and documents to the Company provided Employee has obtained written authorization from such former employer for their possession and use.  Accordingly, this is to advise the Company that any materials and/or documents belonging to a former employer and which are not generally available to the public that Employee has brought or will bring to the Company or has used or will use in Employee’s employment are identified in Exhibit A appended to this Agreement, and as to each such item, Employee represents that Employee has obtained prior to the effective date of this Agreement, written authorization for their possession and use in Employee’s employment with the Company.

1.                                      Employee recognizes that the services to be performed by Employee hereunder are special, unique, and extraordinary and that, by reason of Employee’s employment with the Company, Employee may acquire Confidential Information (as hereinafter defined) concerning the operation of the Company, the use or disclosure of which would cause the Company substantial loss and damage which could not be readily calculated and for which no remedy at law would be adequate.  Accordingly, Employee agrees that Employee will not (directly or indirectly) at any time, whether during or after Employee’s employment with the Company:

(i)            knowingly use for any improper personal benefit or for any other reason whatsoever any Confidential Information that Employee may acquire or has acquired by reason of Employee’s employment with the Company, or;

(ii)           disclose any such Confidential Information to any person or entity except (A) in the performance of Employee obligations to the Company hereunder, (B) as required by a court of competent jurisdiction, (C) in connection with the enforcement of Employee rights under this Agreement, or (D) with the prior consent of the Board of Directors of the Company.

As used herein “Confidential Information” includes information with respect to the facilities and methods of teh Company, reagents, chemical compounds, cell lines or subcellular constituents, organisms, or other biological materials, trade secrets, and other Intellectual Property, systems, patents and patent applications, procedures, manuals, confidential reports, financial information, business plans, prospects, or opportunities, personnel information, or lists of customers and suppliers; provided, however, that Confidential Information shall not include any information that is known or becomes generally known or available publicly other than as a result of disclosure by Employee which is not permitted as described in clause (ii) above, or the Company discloses to others without obtaining an agreement of confidentiality.

Employee confirms that all Confidential Information is the exclusive property of the Company.  All business records, papers and documents and electronic materials kept or made by Employee relating to the business of the Company which comprise Confidential Information, shall be and remain the property of the Company during the Employee’s employment and at all times thereafter. Upon the termination, for any reason, of Employee’s employment with the Company, or upon the request of the Company at any time, Employee shall deliver to the Company, and shall retain no copies of any written or electronic materials, records and documents made by Employee or coming into Employee possession concerning the business or affairs of the Company and which comprise Confidential Information.

2.                                      In the event that Employee’s employment is transferred by the Company to a subsidiary, affiliated company, or acquiring company (as the case may be), Employee’s employment by such company will, for the purpose of this Agreement, be considered as continued employment by the Company, unless Employee executes an agreement, substantially similar in substance to this Agreement, and until the effective date of said agreement in any such company for which Employee becomes employed.

3.                                      Upon termination of Employee’s employment, unless such employment is transferred to a subsidiary, affiliated or acquiring company of the Company, Employee agrees to leave with, or return to, the Company all records, drawings, notebooks, and other documents pertaining to the Company’s Confidential Information, whether prepared by Employee or others, and also any equipment, tools, or other devices, owned by the Company, then in Employee’s possession however such items were obtained, and Employee agrees not to reproduce any document or data relating thereto.

4.                                      Employee obligations under this Agreement shall survive the termination of Employee’s employment with the Company regardless of the manner of, and reason for such termination, and shall be binding upon Employee’s heirs, executors, and administrators.

5.                                      Prior to entering the employ of the Company, Employee has lawfully terminated employment with all previous employers.  Employee acknowledges that this Agreement does not constitute a contract of employment and does not imply that the Company will continue his or her employment for any period of time.

6.                                      No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right.  A waiver or consent given by the Company on any one occasion is effect only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

7.                                      Employee agrees that in addition to any other rights and remedies available to the Company for any breach or threatened breach by Employee of Employee’s obligations hereunder, the Company shall be entitled to enforcement of Employee’s obligations hereunder by whatever means are at the Company’s disposal, including court injunction.

8.             The Company may assign this Agreement to any other corporation or entity which acquires (whether by purchase, merger, consolidation or otherwise) all or substantially all of the business and/or assets of the Company.

20.          If any provision of this Agreement shall be declared invalid, illegal, or unenforceable, then such provision shall be enforceable to the extent that a court deems it reasonable to enforce such provision.  If such provision shall be unreasonable to enforce to any extent, such provision shall be served and all remaining provisions shall continue in full force and effect.

21.          Employee hereby acknowledges receipt of the Company’s Confidentiality Policy.

22.          This Agreement shall be effective as of the date set forth below next to Employee’s signature.

23.          This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts.  Each of the Company and Employee (a) hereby irrevocably submits to the exclusive jurisdiction of the state courts of The Commonwealth of Massachusetts or the United States District Court located in The Commonwealth of Massachusetts for the purpose of any action between the Company and Employee arising in whole or in part under or in connection with this Agreement, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts.  Notwithstanding the previous sentence the Company or Employee may commence any action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Employee has executed this Agreement under seal as of the date set forth above:

BY:
Name of Employee:

ACCEPTED AND AGREED TO:

Acceleron Pharma Inc.

BY:
Name:
Title:

EXHIBIT A

TO

EMPLOYEE CONFIDENTIALITY AGREEMENT

Exhibit 4.12

Form of Management Rights Agreement

N/A

Exhibit 4.14

Form of Board Observer Confidentiality Agreement

CONFIDENTIAL DISCLOSURE AGREEMENT

THIS CONFIDENTIAL DISCLOSURE AGREEMENT (the “Agreement”) made as [                     ] (the “Effective Date”), is between Acceleron Pharma, Inc., having an address at 24 Emily Street, Cambridge, MA 02139 (Telephone: 617-576-2220; Facsimile: 617-576-2224) (“Acceleron”), Celgene Corporation, a Delaware corporation having an address at 86 Morris Avenue, Summit, NJ 07901 (Telephone: 908-673-9000) (together with its subsidiaries and affiliates collectively referred to as “Celgene”), and [                     ] (the “Observer”), a representative designated as an observer of Acceleron’s board of directors by Celgene purusant to Section 4.14 of the Amended and Restated Investors’ Rights Agreement dated [                        ].  In connection with such observations, Acceleron has disclosed and delivered and may continue to disclose or deliver to the Observer certain proprietary or confidential information. This Agreement governs those disclosures.

1.              “Confidential Information” means (i) Investment Information and (ii) Scientific Information.

2.              “Investment Information” means any and all non-public scientific, technical, business or financial information, in whatever form (written, oral or visual) relating to Acceleron and delivered to the Observer other than Scientific Information.  For clarity, “Investment Information” includes any such information relating specifically to programs based on ActRIIB, such as ACE-031, and programs based on ALK-1, such as ACE-041, disclosed by  Acceleron to the Observer after December 20, 2007.

3.              “Purpose” means the exercise of Celgene’s rights and the performance of Celgene’s obligations pursuant to the License, Collaboration and Option Agreement between Acceleron and Celgene, dated February 20, 2008 (the “License Agreement”).

4.              “Scientific Information” means any and all non-public scientific, technical, business or financial information, in whatever form (written, oral or visual) relating specifically to programs based on ActRIIA, such as ACE-011, programs based on ActRIIB, such as ACE-031, programs based on ALK-1, such as ACE-041, programs based on antibodies that bind to Activin A and/or Activin B, and programs based on antibodies that bind to BMP3, disclosed by Acceleron to the Observer provided that such information relating specifically to programs based on ActRIIB, such as ACE-031 and programs based on ALK-1, such as ACE-041 disclosed by Acceleron to the Observer after December 20, 2007 shall not be considered Scientific Information hereunder.

5.             General Nondisclosure.  Each of Celgene and the Observer agrees that it will (a) hold in confidence all Confidential Information and not publish or disclose it except as provided hereunder; (b) use the Scientific Information solely for the Purpose and the Investment Purpose; (c) treat Confidential Information with the same degree of care it uses to protect its own confidential information but in no event with less than a reasonable degree of care; (d) reproduce the Scientific Information solely to accomplish the Purpose and the Investment Purpose, and (e) disclose Confidential Information solely to Celgene’s employees or consultants on a need-to-know basis, provided that each such employee and consultant is bound by obligations of confidentiality at least as restrictive as those set forth in this Agreement.

6.          Additional Restrictions on Investment Information.  In addition to all obligations of Celgene  and the Observer pursuant to Section 4, each of Celgene and the Observer also covenants that it will (a) use the Investment Information solely for the purpose of evaluating Celgene’s equity investment in Acceleron (the “Investment Purpose”); (b) reproduce the Investment Information only as necessary and solely to accomplish the Investment Purpose, and (c) disclose Investment Information solely to individuals that are employees within Celgene’s Business Development, Finance or Legal Departments, and outside counsel retained by employees within Investor’s Business Development, Finance or Legal Departments, in each case solely to the extent that such individuals have a need to use the Investment Information for the Investment Purpose and provided that each such employee and consultant is bound by obligations of confidentiality at least as restrictive as those set forth in this Agreement.

7.              Exceptions.  Celgene and the Observer will have no obligations of confidentiality and non-use with respect to any portion of the Confidential Information which:

(a)                     is or later becomes generally available to the public by use, publication or the like, through no fault of Celgene or the Observer;

(b)                     is obtained from a third party who had the legal right to disclose the same to Celgene and the Observer;

(c)                      Celgene or the Observer already possesses, as evidenced by its written records that predate the receipt thereof, or

(d)                     is hereafter independently developed by Celgene or the Observer without reference to the information provided by Acceleron.

Celgene or the Observer may disclose Confidential Information as  required by law or applicable regulation including, without limitation, by oral questions, interrogatories, request for information or documents, subpoena, civil investigative demand or other similar process.  Celgene and the Observer will give Acceleron prompt notice thereof so that Acceleron may attempt to seek an appropriate protective order.

8.              Expiration.  The obligation to maintain the confidentiality under this Agreement of Investment Information will expire five (5) years from the last date of disclosure of any Investment Information (the “Investment Information Expiration Date”).  The obligation to maintain the confidentiality under this Agreement of Scientific Information will expire seven (7) years following the termination or expiration of the License Agreement.  Celgene and the Observer will promptly return to Acceleron all Confidential Information that is Investment Information, including all copies and reproductions thereof, upon Acceleron’s written request after the earlier to occur of the Investment Information Expiration Date and the date on which Celgene is no longer entitled to appoint an observer of Acceleron’s board of directors.  Celgene and the Observer will promptly return to Acceleron all Confidential Information that is Scientific Information, including all copies and reproductions thereof, to the extent required under the License Agreement.  Notwithstanding its obligation to return Confidential Information to Acceleron, Celgene may retain one (1) copy of Confidential Information in its confidential files, solely for record purposes.

9.              Injunctive Relief.  It is understood and agreed that Acceleron may be irreparably injured by a breach of this Agreement; that money damages would not be an adequate remedy for any such breach; and that Acceleron will be entitled to seek equitable relief, including injunctive relief and specific performance, as a remedy for any such breach, and such remedy will not be Acceleron’s exclusive remedy for any breach of this Agreement.

10.       Representations.  Each of Celgene and the Observer acknowledges that Confidential Information may still be under development, or may be incomplete, and that such information may relate to products that are under development or are planned for development. ACCELERON MAKES NO WARRANTIES WHATSOEVER REGARDING THE ACCURACY OF THE CONFIDENTIAL INFORMATION.

11.       Rights and Licenses.  It is understood that no patent right or license is granted by this Agreement except for the Purpose and that the disclosure of Confidential Information does not result in any obligation by Acceleron to grant Celgene or the Observer any right in and to such Confidential Information.

12.       Miscellaneous.  This Agreement (a) contains the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements, written or oral, between Acceleron and Celgene with respect to the disclosure or delivery to the Observer of certain proprietary or confidential information, (b) may be modified only by mutual written agreement of the parties, (c) may not be assigned or transferred by any party without the prior written consent of each other party; provided, however, that Acceleron may assign this Agreement in connection with a merger or sale of substantially all of its assets to which this Agreement relates, (d) will be governed by and construed in accordance with, the laws of the State of New York, without regard to any choice of law principle that would dictate the application of the law of another jurisdiction, and (e) may be executed by facsimile, which will be deemed an original.

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ACCELERON PHARMA, INC.	CELGENE CORPORATION

By:	Signature:
duly authorized		duly authorized
Name:	Print Name:

Title:	Title:

Date:	Date:

OBSERVER

By:

Name: